43rd Annual J.P. Morgan Healthcare Conference January 13, 2025 Mission Vision BOB DUGGAN, Chairman & CEO DR. MAKY ZANGANEH, CEO & President

Forward Looking Statement Any statements in this presentation about the Company’s future expectations, plans and prospects, including but not limited to, statements about the clinical and preclinical development of the Company’s product candidates, entry into and actions related to the Company’s partnership with Akeso Inc., the Company’s anticipated spending and cash runway, the therapeutic potential of the Company’s product candidates, the potential commercialization of the Company’s product candidates, the timing of initiation, completion and availability of data from clinical trials, the potential submission of applications for marketing approvals, potential acquisitions, statements about the previously disclosed At-The-Market equity offering program (“ATM Program”), the expected proceeds and uses thereof, and other statements containing the words "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should," "target," "would," and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the results of our evaluation of the underlying data in connection with the development and commercialization activities for ivonescimab, the outcome of discussions with regulatory authorities, including the Food and Drug Administration, the uncertainties inherent in the initiation of future clinical trials, availability and timing of data from ongoing and future clinical trials, the results of such trials, and their success, and global public health crises that may affect timing and status of our clinical trials and operations, whether preliminary results from a clinical trial will be predictive of the final results of that trial or whether results of early clinical trials or preclinical studies will be indicative of the results of later clinical trials, whether business development opportunities to expand the Company’s pipeline of drug candidates, including without limitation, through potential acquisitions of, and/or collaborations with, other entities occur, expectations for regulatory approvals, laws and regulations affecting government contracts and funding awards, availability of funding sufficient for the Company’s foreseeable and unforeseeable operating expenses and capital expenditure requirements and other factors discussed in the "Risk Factors" section of filings that the Company makes with the Securities and Exchange Commission. Any change to our ongoing trials could cause delays, affect our future expenses, and add uncertainty to our commercialization efforts, as well as to affect the likelihood of the successful completion of clinical development of ivonescimab. Accordingly, the audience should not place undue reliance on forward-looking statements or information. In addition, any forward-looking statements included in this presentation represent the Company’s views only as of the date of this presentation and should not be relied upon as representing the Company’s views as of any subsequent date. The Company specifically disclaims any obligation to update any forward-looking statements included in this presentation. Summit Confidential & Proprietary Information Do Not Copy or Distribute Presentation Summit Therapeutics JPM 2025 Presentation January 2025 2 Cornerston Hi h-speed Exec ti n Leadership in Glob l Oncology with a Proven Track Record Helping patients ret r to the MAGIC of NORMAL Mission T improve quality of lif , increase potential duration of life, by resolving serious medical healthcare needs Mission To improve quality of life, increase potential duration of life, by resolving s riou unmet medical needs Patients first

3 Summit Confidential & Proprietary Information Do Not Copy or Distribute Presentation Summit Therapeutics JPM 2025 Presentation January 2025 Cornerstone High-speed Execution Leadership in Global Oncology with a Proven Track Record Helping patients return to the MAGIC of NORMAL Mission To improve quality of life, increase potential duration of life, by resolving serious unmet medical needs Patients first 2024 Achievements Summit Confidential & Proprietary Information Do Not Copy or Distribute Presentation Summit Therapeutics JPM 2025 Presentation January 2025 3

2024 Achievements Summit Confidential & Proprietary Information Do Not Copy or Distribute Presentation Summit Therapeutics JPM 2025 Presentation January 2025 4

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China’s National Medical Products Administration (NMPA). Data generated and analyzed by Akeso. FINANCIAL SUMMARY SMMT 2024 Stock Performance: + 584% $435 million in Financing in 2024 YE 2024, unaudited cash balance in excess of $410 million Current Debt: $0 ($31.8 million in principal and interest was paid in Q4 2024) z Summit Confidential & Proprietary Information Do Not Copy or Distribute Presentation Summit Therapeutics JPM 2025 Presentation January 2025 5 1 HARMONi-2 Study: Ivonescimab vs. Pembrolizumab in PD-L1 positive NSCLC conducted in China, sponsored by Akeso with data generated and analyzed by Akeso, HARMONi-2 ClinicalTrials.gov identifier: NCT05499390; 22L+ EGFRm NSCLC after an EGFR TKI therapy based on HARMONi-A study, ClinicalTrials.gov identifier: NCT05184712; HARMONi. ClinicalTrials.gov identifier: NCT06396065; HARMONi-7. ClinicalTrials.gov identifier: NCT06767514 2024 Major Achievements Completed enrollment in global Phase III trial Announced Enrollment Starting Early 2025 Ivonescimab Approved in China2 Ivonescimab statistically significant and decisive PFS improvement vs. Pembrolizumab1 Ivonescimab: 9 Total Phase III Trials Fully-Enrolled Trials: 3 Enrolling Trials: 4 Imminently Starting Trials: 2 Ivonesci ab is an investigational therapy not presently approved by any regulatory authority other than hina’s ational edical Products d inistration ( P ). ata generated and analyzed by keso.

FINANCIAL SUMMARY SMMT 2024 Stock Performance: + 584%1 $435 Million in Financing in 2024 YE 2024, unaudited cash balance in excess of $410 Million Current Debt: $0 ($31.8 Million in principal and interest was paid in Q4 2024) Summit Confidential & Proprietary Information Do Not Copy or Distribute Presentation Summit Therapeutics JPM 2025 Presentation January 2025 6 20.00 15.00 10.00 5.00 0.00 2024 Feb Mar Apr May Jun Jul Aug Sep Oct Nov DecJan 2024 Stock Performance 50-Day Moving Avg Ivonescimab 1. Generated based on data from Yahoo! Finance (http://www.finance.yahoo.com/quote/SMMT - Accessed January 12, 2025) based the closing price on the final trading day of 2024 (December 31, 2024, $17.84) and the closing price on the final trading day of 2023 (December 29, 2023, $2.61). Abbreviations: YE, year-end; Avg, average

FINANCIAL SUMMARY SMMT 2024 Stock Performance: + 584% $435 million in Financing in 2024 YE 2024, unaudited cash balance in excess of $410 million Current Debt: $0 ($31.8 million in principal and interest was paid in Q4 2024) Ivonescimab Summit Confidential & Proprietary Information Do Not Copy or Distribute Presentation Summit Therapeutics JPM 2025 Presentation January 2025 7

Phase III Phase I-II Aspirational Announced Phase III Enhanced Activity of T Cells3 Enhanced Avidity in Tumor Microenvironment3 VEGF Dimer PD-1 Receptor in T Cell Summit Confidential & Proprietary Information Do Not Copy or Distribute Presentation Summit Therapeutics JPM 2025 Presentation January 2025 8 1. Zhao Y. et al., eClinicalMedicine. 2023; 3(62): 102106; 2. Wang L, et al. J Thorac Oncol. 2024 Mar;19(3):465-475 ; 3. Zhong T, et al. AACR-NCI-EORTC International Conference 2023.Poster #B123,Abstract #35333, Boston, MA, USA. Abbreviations: PD-1, Programmed Cell Death Protein 1; VEGF, vascular endothelial growth factor Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China’s National Medical Products Administration (NMPA) Summit’s licensed territory includes North America (including the United States), Central & South America, Europe, Middle East, Africa, and Japan. VEGF PD-1 Cooperative Binding Simultaneous blocking of PD-1 & VEGF1-3 Tumor Cell T Cell Tumor Cell Anti-Angiogenesis Illustration purposes only Ivonescimab Mechanism of Action

Phase III Phase I-II Announced Phase III Aspirational Phase I-II Phase III 2L+ NSCLC: 1L NSCLC: 1L NSCLC: R/M HNSCC: 1L Biliary Tract: 1L Pancreatic: Conducted in China Fully Sponsored and Managed by Akeso Publications in 2024 in 7 tumor types 3 14 Phase III announced, ongoing, or completed 2 9 Patients treated in clinical trials 1 2,300+ 31 Ivonescimab Clinical TrialsIvonescimab Summit Confidential & Proprietary Information Do Not Copy or Distribute Presentation Summit Therapeutics JPM 2025 Presentation January 2025 9 1. Data on File. 2024; 2. Akeso's 2024 First Half Interim Results (prnewswire.com, akesobio.com); clinicaltrials.gov 3. Publications available at smmttx.com, Accessed On Jan 04, 2025. 2025 Oral Presentations at major medical conferences 3 5 NSCLC Breast Ovarian Hepatocellular G/GEJ Colorectal SfdszfasCLC Phase III 30+ Approved Studies Being Initiated ISTs Further Announcements in 2025 Expanding CDP MD Anderson Collaboration Initiated 2L+ NSCLC: 1L NSCLC: 1L NSCLC: Planned and Ongoing Studies Sponsored by Summit Therapeutics Not shown in image Not shown in image $15 million committed by Summit Ivonescimab Pipeline 2 5 7 0 5 10 15 20 25 30 35 2019 2020 2021 2022 2023 2024 2 5 7 Cumulative Number of Trials 1 2 13 18 22 2 15 23 31 7 Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China’s National Medical Products Administration (NMPA)

Ivonescimab Pipeline

Akesobio

Conducted in China
Fully Sponsored and Managed by Akeso

Phase III

- *2L+ NSCLC:* HARMONi-A
- *1L NSCLC:* HARMONi-2
- *1L NSCLC:* HARMONi-6
- *1L R/M HNSCC:* HARMONi-HN1
- *1L Biliary Tract:* HARMONi-GI1
- *1L Pancreatic:* HARMONi-GI2

Phase I-II

- NSCLC
- Ovarian
- G/GEJ
- SCLC
- Breast
- Hepatocellular
- Colorectal

Summit therapeutics

Planned and Ongoing Studies
*Sponsored by Summit Therapeutics**

Phase III

- *2L+ NSCLC:* HARMONi
- *1L NSCLC:* HARMONi-3
- *1L NSCLC:* HARMONi-7

Expanding CDP

Further Announcements in 2025
Not shown in image

ISTs

30+ Approved Trials Being Initiated
Not shown in image

M.D. Anderson Collaboration Initiated

$15 million committed by Summit



*ISTs, M.D. Anderson collaboration trials not sponsored by Summit. Akeso Phase III clinical trials from Akeso's 2024 First Half Interim Results (prnewswire.com; akesobio.com) and/or clinicaltrials.gov. Abbreviations: ISTs, Investigator sponsored trials; NSCLC, non small cell lung cancer; GI, gastrointestinal; G/GEJ, Gastric / Gastroesophageal Junction; SCLC, small cell lung cancer; HNSCC, Head and neck squamous cell carcinoma; CDP, clinical development plan.

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Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China's National Medical Products Administration (NMPA)

Ivonescimab Pipeline: NSCLC NSCLC Phase III Conducted in China Fully Sponsored and Managed by Akeso 11 Summit Confidential & Proprietary Information – Do Not Copy or Distribute Presentation Summit Therapeutics JPM 2025 Presentation January 2025 Abbreviations: EGFRm, epithelial growth factor receptor mutant; NSCLC, non small cell lung cancer; 1L, first-line, 2L+, second-line or later; ivo, ivonescimab; chemo, chemotherapy. NSCLC Phase III Planned and Ongoing Studies Sponsored by Summit Therapeutics 1L 2L+ EGFRm Approved in China Enrollment complete; Top-line data expected mid-2025 Enrolling in China Enrolling globally Submitted for approval in China First patient expected: Early 2025 Ivo + chemo Ivo monotherapy Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China’s National Medical Products Administration (NMPA)

Summit therapeutics *Global*

1L NSCLC
Ivonescimab vs. Anti-PD-1 +/- chemo

Akesobio *China*

HARMONi-7

PD-L1 High, Monotherapy
Ivonescimab vs **pembrolizumab**[2]

Enrollment starting in early 2025

HARMONi-3

PD-L1 All-Comers
Ivonescimab + chemo vs **pembrolizumab** + chemo[1]

Currently enrolling



HARMONi-2

PD-L1 Positive, Monotherapy
Ivonescimab vs **pembrolizumab**[3]

WCLC 2024 Presidential Symposium

HARMONi-6

Squamous, PD-L1 All-Comers
Ivonescimab + chemo vs **tislelizumab** (PD-1) + chemo[4]

Currently enrolling

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1. HARMONi-3. ClinicalTrials.gov identifier: NCT05899608. Updated May 06, 2024. Accessed May 29, 2024. Study Details | Clinical Study of Ivonescimab for First-line Treatment of Metastatic Squamous NSCLC Patients | ClinicalTrials.gov; 2. HARMONi-7. ClinicalTrials.gov identifier: NCT06767514 Updated Jan 10, 2025, Accessed on Jan. 10, 2025. Study Details | Clinical Study of Ivonescimab for First-line Treatment of Metastatic NSCLC Patients With High PD-L1 | ClinicalTrials.gov ; 3. Zhou C, et al. HARMONi-2 Oral Presentation. Presented at: World Conference on Lung Cancer Annual Meeting Presidential Symposium. Sep 8, 2024, San Diego, CA; 4. HARMONi-6. ClinicalTrials.gov identifier: NCT05840016. Updated Aug 22, 2023. Accessed on Jan 11, 2025. https://clinicaltrials.gov/study/NCT05840016?intr=NCT05840016&rank=1. Abbreviations 1L, first-line; 2L+, second-line or later; chemo, chemotherapy; NSCLC, non-small cell lung cancer; PD-1, programmed cell death protein 1; PD-L1, programmed cell death-ligand 1

HARMONi-2

Akeso Sponsored Study

Akesobio

Monotherapy Ivonescimab vs. Pembrolizumab

Randomized, Double-blind, Phase III Study

NCT05499390[a]

Patient Population

- Stage IIIB-IV NSCLC
- 1L therapy for advanced NSCLC
- PD-L1 Positive Expression
- No *EGFR* mutations or *ALK* rearrangements
- ECOG PS 0 or 1

Randomization 1:1, N=398

Ivonescimab
20 mg/kg Q3W

Pembrolizumab
200 mg Q3W

Treatment Until
- no clinical benefit
- unacceptable toxicity
- 24 months of treatment

Stratification

- Clinical stage (IIIB/C vs. IV)
- Histology (SQ vs. non-SQ)
- PD-L1 TPS (≥50% vs. 1-49%)

Endpoints

Primary: PFS by blind IRRC per RECIST v1.1
Secondary: OS, PFS assessed by INVs, ORR, DoR, TTR, safety
Exploratory: QoL

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China's National Medical Products Administration (NMPA). Data generated and analyzed by Akeso.

a. Patients were randomized from November 2022 to August 2023. Data cut off: January 29, 2024. Abbreviations: NSCLC, non-small cell lung cancer; EGFR, epidermal growth factor receptor; ALK, anaplastic lymphoma kinase; ECOG PS, Eastern Cooperative Oncology Group performance score; PD-L1, programmed death ligand 1; TPS, tumor proportion score; SQ, squamous cell carcinoma; Q3W, every three weeks; PFS, progression-free survival; IRRC, independent radiology review committee; OS, overall survival; INVs, investigators; ORR, overall response rate; DoR, duration of response; TTR, time to response; QoL, quality of life

Caicun Zhou | HARMONi-2
2024 World Conference on Lung Cancer Presidential Symposium, 9/8/24, San Diego, CA

Summit therapeutics

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Akeso Sponsored Study Time (months) Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China’s National Medical Products Administration (NMPA). Data generated and analyzed by Akeso. Abbreviations: mPFS, median progression-free survival; PFS, progression free survival; PD-L1, programmed death ligand 1; CI, confidence interval; ITT, intention to treat population; pembro, pembrolizumab. Caicun Zhou | HARMONi-2 2024 World Conference on Lung Cancer Presidential Symposium, 9/8/24, San Diego, CA Monotherapy Ivonescimab vs. Pembrolizumab ITT: PD-L1 Positive NSCLC Ivonescimab showed a decisive, statistically significant improvement in PFS vs. pembrolizumab in this Phase III study PF S (% ) 5.3 month improvement Ivonescimab (n=198) Pembro (n=200) mPFS, mos (95% CI) 11.14 (7.33, NE) 5.82 (5.03, 8.21) Hazard Ratio (95% CI) 0.51 (0.38, 0.69) p-value <0.0001 Summit Confidential & Proprietary Information Do Not Copy or Distribute Presentation Summit Therapeutics JPM 2025 Presentation January 2025 14 Pembrolizumab Ivonescimab

HARMONi-2

Akeso Sponsored Study

Akesobio

Monotherapy Ivonescimab vs. Pembrolizumab

PD-L1 High Expressing Tumors

Ivonescimab showed a

clinically meaningful improvement in PFS vs. pembrolizumab

across major clinical subgroups in this Phase III study

	Ivo (n=83)	Pembro (n=85)
Strat. HR (95% CI)	**0.46** (0.28, 0.75)	



PFS (%)
100
90
80
70
60
50
40
30
20
10
0
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
Time (months)
+ Censor
Ivonescimab
Pembrolizumab
Ivonescimab
Pembrolizumab

Number at risk (Events)

Ivonescimab	83(0)	77(2)	73(5)	66(11)	64(12)	61(14)	45(16)	34(19)	31(21)	23(21)	8(24)	7(24)	1(25)	1(25)	0(25)
Pembrolizumab	85(0)	79(5)	69(15)	59(22)	58(23)	53(27)	37(37)	29(38)	24(39)	12(43)	7(45)	4(45)	0(45)		

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China's National Medical Products Administration (NMPA). Data generated and analyzed by Akeso.

Abbreviations: PFS, progression-free survival; PD-L1, programmed death ligand 1; Strat. HR: stratified hazard ratio; CI, confidence interval; ivo, ivonescimab; pembro, pembrolizumab

Caicun Zhou | HARMONi-2
2024 World Conference on Lung Cancer Presidential Symposium, 9/8/24, San Diego, CA

Summit therapeutics

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HARMONi-2

Akeso Sponsored Study

Akesobio

Monotherapy Ivonescimab vs. Pembrolizumab

NSCLC by Histology

Ivonescimab showed a **clinically meaningful improvement in PFS vs. pembrolizumab** across major clinical subgroups in this Phase III study

Squamous

	Ivo (n=90)	Pembro (n=91)
Strat. HR (95% CI)	**0.48** (0.31, 0.74)	



PFS (%)
100
90
80
70
60
50
40
30
20
10
0
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14
Time (months)
Censor
Ivonescimab
Pembrolizumab
Ivonescimab
Pembrolizumab

Number at risk (Events)

	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14
Ivonescimab	90(0)	87(2)	79(7)	71(12)	70(13)	63(17)	49(20)	37(27)	32(32)	21(32)	8(35)	5(35)	1(35)	1(35)	0(35)
Pembrolizumab	91(0)	87(3)	65(24)	56(32)	55(32)	51(35)	32(46)	25(49)	20(49)	13(51)	2(56)	1(56)	0(56)		

Non-Squamous

	Ivo (n=108)	Pembro (n=109)
Strat. HR (95% CI)	**0.54** (0.36, 0.82)	



PFS (%)
100
90
80
70
60
50
40
30
20
10
0
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14
Time (months)
Censor
Ivonescimab
Pembrolizumab
Ivonescimab
Pembrolizumab

Number at risk (Events)

	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14
Ivonescimab	108(0)	102(1)	96(6)	85(14)	78(19)	65(27)	50(30)	31(33)	27(35)	17(36)	6(36)	6(36)	2(37)	1(37)	0(37)
Pembrolizumab	109(0)	100(6)	76(28)	65(37)	64(38)	52(46)	42(49)	28(52)	25(53)	12(55)	7(56)	4(56)	0(56)		

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China's National Medical Products Administration (NMPA). Data generated and analyzed by Akeso.

Abbreviations: PFS, progression-free survival; PD-L1, programmed death ligand 1; TPS, tumor proportion score; strat. HR: stratified hazard ratio; CI, confidence interval; NSCLC, non-small cell lung cancer; ivo, ivonescimab; pembro, pembrolizumab

Caicun Zhou | HARMONi-2
2024 World Conference on Lung Cancer Presidential Symposium, 9/8/24, San Diego, CA

Summit therapeutics

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Akeso Sponsored Study Abbreviations: AEs, adverse events; SQ, squamous cell carcinoma; NSCLC, Non-small Cell Lung Cancer, TRAEs, treatment-related adverse events; irAEs, immune related adverse events; ivo, ivonescimab; pembro, pembrolizumab. Ivonescimab 20 mg/kg + Pemetrexed 500 mg/m2 Carboplatin AUC5 Q3W for 4 cycles Ivonescimab + Pemetrexed Q3W Placebo + Pemetrexed 16.1 3 1 20.8 1.5 0.5 0 5 10 15 20 25 Serious TRAEs Leading to discontinuation Leading to death Treatment-related Adverse EventsIvonescimab safety profile was consistent with prior studies and well tolerated, including patients with SQ-NSCLC Ivonescimab exhibited similar irAEs to that of pembrolizumab 29.9% ivo 28.1% pembro Monotherapy Ivonescimab vs. Pembrolizumab Ivonescimab Showed Manageable Safety Profile Pembrolizumab Ivonescimab Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China’s National Medical Products Administration (NMPA). Data generated and analyzed by Akeso. Caicun Zhou | HARMONi-2 2024 World Conference on Lung Cancer Presidential Symposium, 9/8/24, San Diego, CA Summit Confidential & Proprietary Information Do Not Copy or Distribute Presentation Summit Therapeutics JPM 2025 Presentation January 2025 17

HARMONi-7

Summit Sponsored Study

Monotherapy Ivonescimab vs. Pembrolizumab

Randomized, Double-blind, Phase III Study
1L NSCLC with PD-L1 High Expression

NCT06767514[1]

Key Inclusion

- 1L squamous or non-squamous metastatic NSCLC
- PD-L1 high expression
- No activating genomic alterations

Randomization 1:1 (N=780)

Ivonescimab
20 mg/kg Q3W

Pembrolizumab
200 mg Q3W

Treatment until
- Intolerable toxicity,
- Disease progression,
- 24 months of treatment

Safety and Survival Follow-up

Stratification Factors Include Histology

Squamous vs. Non-Squamous

Study Endpoints

Primary endpoints: PFS, OS

Secondary endpoints: ORR, safety and tolerability

Abbreviations: NSCLC, non-small cell lung cancer; PD-L1, programmed cell death-ligand 1; Q3W, every three weeks; PFS, progression free survival; OS, overall survival; ORR, overall response rate; 1L, first-line

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Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China's National Medical Products Administration (NMPA).

Summit therapeutics

1. HARMONi-7. ClinicalTrials.gov identifier: NCT06767514 Updated Jan 10, 2025, Accessed on Jan. 10, 2025 Study Details | Clinical Study of Ivonescimab for First-line Treatment of Metastatic NSCLC Patients With High PD-L1 | ClinicalTrials.gov

HARMONi-3

Summit Sponsored Study

Ivonescimab + Chemo vs. Pembrolizumab + Chemo

Randomized, Double-blind, Phase III Study

1L NSCLC: PD-L1 All-Comers*

NCT05899608

Key Inclusion

- 1L squamous or non-squamous metastatic NSCLC
- Regardless of PD-L1 expression
- No activating genomic alterations

Randomization 1:1

n = ~1080

	Non-Squamous	OR Squamous	Maintenance
Ivonescimab arm	**Ivonescimab** + Carboplatin + Pemetrexed Q3W x 4 cycles	**Ivonescimab** + Carboplatin + Paclitaxel (or nab-paclitaxel) + Q3W x 4 cycles	Non-Squamous: Ivonescimab + Pemetrexed; Squamous: Ivonescimab
Pembrolizumab arm	**Pembrolizumab** + Carboplatin + Pemetrexed, Q3W x 4 cycles	**Pembrolizumab** + Carboplatin + Paclitaxel (or nab-paclitaxel) Q3W x 4 cycles	Non-Squamous: Pembrolizumab + Pemetrexed; Squamous: Pembrolizumab

Treatment Until:

- Intolerable toxicity,
- Disease progression,
- 24 months of treatment

Safety and Survival Follow-up

Stratification Factors Include Histology

Squamous vs. Non-Squamous

Study Endpoints

Primary

- OS, PFS by Investigator

Secondary

- ORR, DCR, DOR, safety and tolerability
- PFS by BICR*

Abbreviations: NSCLC, non-small cell lung cancer; PD-L1, programmed cell death-ligand; Q3W, every three weeks; PFS, progression free survival; OS, overall survival; ORR, overall response rate; DCR, disease control rate; DOR, duration of response; BICR, blinded independent central review; 1L, first-line.

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Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China's National Medical Products Administration (NMPA).

* PFS by BICR is a sensitivity analysis

Summit therapeutics

Summit therapeutics
Global

2L+ EGFRm NSCLC

Ivonescimab + Chemo vs. Placebo + Chemo

Akesobio
China

HARMONi

EGFRm after a 3rd-gen TKI
Ivonescimab + chemo vs. placebo + chemo[1]

Completed enrollment

Topline data expected mid-2025



HARMONi-A

EGFRm after a TKI
Ivonescimab + chemo vs. placebo + chemo[2]

Positive Phase III Study:

- ASCO 2024 Presentation
- *JAMA* Manuscript

Approved indication in China

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References: 1 HARMONi. ClinicalTrials.gov Identified: NCT06396065. Accessed December 06, 2024. Study Details | Phase III Study of AK112 for NSCLC Patients | ClinicalTrials.gov. 2. HARMONi-A Study Investigators, Fang W, Zhao Y, Luo Y, et al. JAMA. 2024 May 31; Abbreviations: EGFRm, epidermal growth factor receptor mutation positive; gen, generation; TKI, tyrosine-kinase inhibitor; NSCLC, non-small cell lung cancer; chemo, chemotherapy; ASCO, American Society of Clinical Oncology; *JAMA, Journal of the American Medical Association*

HARMONi-A

Akeso Sponsored Study

Akesobio

Ivonescimab + Chemo vs. Placebo + Chemo

Randomized, Double-blind, Phase III Study
2L+ EGFRm NSCLC

NCT05184712[a]

Key Eligibility Criteria

- Stage IIIB-IV NSCLC
- EGFR mutation
- ECOG PS 0 or 1
- Any PD-L1 expression
- Post EGFR-TKI

Randomization 1:1

N=322

Ivonescimab + Pemetrexed + Carboplatin Q3W for 4 cycles → **Ivonescimab** + Pemetrexed Q3W →

Placebo + Pemetrexed + Carboplatin Q3W for 4 cycles → **Placebo** + Pemetrexed Q3W →

Maintenance Treatment Until:

- Intolerable toxicity
- No clinical benefit
- Initiation of new anti-tumor therapy
- Up to 24 months

Stratification Factors

- Exposure to 3rd gen EGFR-TKI before (yes vs no)
- Brain metastases (yes vs no)

Endpoints

- Primary: PFS by BICR
- Secondary: OS, Response rate, DoR, Time to response, Safety

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China's National Medical Products Administration (NMPA). Data generated and analyzed by Akeso.

a. Double-blind, placebo-controlled, randomized, phase 3 trial at 55 sites in China enrolled participants from January 2022 to November 2022; a total of 322 eligible patients were enrolled. ClinicalTrials.gov, NCT05184712; Abbreviations: ECOG, Eastern Cooperative Oncology Group; EGFR+, epidermal growth factor receptor positive; gen, generation; IV, intravenous; IRRC, independent radiologic review committee; NSCLC, non-small cell lung cancer; 2L+, second-line or later; PD-L1, programmed cell death-ligand 1; PS, performance status; Q3W, every 3 weeks; TKI, tyrosine-kinase inhibitor; PFS, progression free survival; OS, overall survival; DOR, duration of response. BICR, blinded independent central review.

HARMONi-A Study Investigators, Fang W, Zhao Y, Luo Y, et al. JAMA. 2024 May 31

Summit Therapeutics

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Akeso Sponsored Study Summit Confidential & Proprietary Information Do Not Copy or Distribute Presentation Summit Therapeutics JPM 2025 Presentation January 2025 22 0 10 20 30 40 50 60 70 80 90 100 93.1 95% CI (88.0, 96.5) 50.6 95% CI (42.6, 58.6) 83.2 95% CI (76.5, 88.6) 35.4 95% CI (28.0, 43.3) O R R , D CR % DCR ORR DCR ORR Ivonescimab + Chemo Placebo + Chemo Ivonescimab + Chemo significantly improved PFS in patients who progressed on prior EGFR-TKIs in this Phase III study Ivonescimab + Chemo vs. Placebo + Chemo 2L+ EGFRm NSCLC Ivo + Chemo (n=161) Placebo + Chemo (n=161) mPFS, mos (95% CI) 7.1 (5.9, 8.7) 4.8 (4.2, 5.6) Hazard Ratio (95% CI) 0.46 (0.34, 0.62) p-value <0.001 Data cutoff: Mar 10, 2023. Median (IQR) follow-up: 7.1 (5.4-9.0) months for ivonescimab and 8.2 (5.5-9.5) months for placebo; HR and P-value were stratified by previous 3rd Gen EGFR-TKI use (yes vs. no) and presence of brain metastases (yes vs. no), and were calculated with stratified Cox model and log rank test. The two-sided P-value boundary is 0.024 as calculated using Lan-Demets spending function with O’Brien-Fleming approximation. Zhang Li, et al. Ivonescimab combined with chemotherapy in patients with EGFR-mutant non-squamous non-small cell lung cancer who progressed on EGFR-TKIs treatment: a randomized, double-blind, multi-center, phase 3 trial (HARMONi-A study). Presentation at ASCO Annual Meeting; May 31, 2024. Chicago, IL, US.; HARMONi-A Study Investigators, Zhang L, Fang W, Zhao Y, et al. JAMA. 2024 May 31.; Abbreviations: CI, confidence interval; CR, complete response; DCR, disease control rate; DoR, duration of response; IRRC, independent radiologic review committee; ivo, ivonescimab; chemo, chemotherapy; PFS, progression-free survival; EGFRm, epidermal growth factor receptor mutation; TKI, tyrosine-kinase inhibitor; ORR, overall response rate; 2L+, second-line or later. Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China’s National Medical Products Administration (NMPA). Data generated and analyzed by Akeso. Presented by Dr. Li Zhang, MD / ASCO 2024

Akeso Sponsored Study Summit Confidential & Proprietary Information Do Not Copy or Distribute Presentation Summit Therapeutics JPM 2025 Presentation January 2025 23 Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China’s National Medical Products Administration (NMPA). Data generated and analyzed by Akeso. References: HARMONi-A Study Investigators, Fang W, Zhao Y, Luo Y, et al. JAMA [supplemental appendix]. 2024 May 31 Abbreviations: VEGF, Vascular endothelial growth factor, AEs, adverse events; chemo, chemotherapy; ivo, ivonescimab; 2L+, second-line or later. HARMONi-A safety profile generally well tolerated, without unexpected AEs and low rate of treatment discontinuation Presented by Dr. Li Zhang, MD / ASCO 2024 Ivonescimab + Chemo vs. Placebo + Chemo 2L+ EGFRm NSCLC Treatment-related Adverse Events (TRAEs) 2.5 2.5 2.5 0 3.1 6.2 5.6 0 0 5 10 15 20 25 30 Grade ≥3 VEGF-related Grade ≥3 immune-related Led to discontinuation Led to death Placebo + chemo (n=161) Ivo + chemo (n=161)

HARMONi

Summit Sponsored Study

Ivonescimab + Chemo vs. Placebo + Chemo

Randomized, Double-blind, Phase III Study

2L+ EGFRm NSCLC

NCT06396065[1]

Locally advanced or metastatic non-squamous NSCLC

- Stage IIIB-IV NSCLC
- EGFR mutation
- Progressed after a 3rd generation EGFR-TKI
- Regardless of PD-L1 expression

Randomization 1:1

N=~420

	Chemo phase	Continuation	
Arm 1	**Ivonescimab** Pemetrexed + Carboplatin Q3W for 4 cycles	**Ivonescimab** Pemetrexed Q3W	**Maintenance Treatment Until:** • Intolerable toxicity • No clinical benefit • Initiation of new anti-tumor therapy • Up to 24 months
Arm 2	**Placebo** Pemetrexed + Carboplatin Q3W for 4 cycles	**Placebo** Pemetrexed Q3W	

Endpoints

Primary
- OS, PFS by IRRC

Secondary
- ORR, DoR, safety and tolerability

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China's National Medical Products Administration (NMPA).

References: 1. HARMONi-Phase III Study of AK112 for NSCLC Patients. ClinicalTrials.gov identifier: NCT06396065.. Accessed January 10, 2025.. Abbreviations: NSCLC, non-small cell lung cancer; EGFR, epidermal growth factor receptor mutation; TKI, tyrosine kinase inhibitor; PD-L1, programmed death-ligand; OS, overall survival; PFS, progression free survival; IRRC, independent radiologic review committee; Q3W, every 3 weeks; DoR, duration of response; 2L+, second-line or later.

Summit therapeutics

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Summit Therapeutics JPM 2025 Presentation
January 2025

Akeso Sponsored Phase II Studies Conducted in China Promising Phase II Data: CRC, TNBC, HNSCC, Early- Stage NSCLC Abbreviations: CRC, colorectal cancer; HNSCC, head and neck squamous cell carcinoma; MSS, microsatellite stable; CRC, colorectal cancer; NSCLC, non small cell lung cancer; pCR, pathological complete response; MPR, major pathological response; TRAEs, treatment-related adverse events; DCR, disease control rate; PFS, progression free survival; ORR, overall response rate; Ivo, ivonescimab; Chemo, chemotherapy; EFS, event free survival; mFU, median follow-up time; mos, months. 80.3 71.8 43.6 0 20 40 60 80 12-month EFS MPR pCR Ivonescimab in Phase II Studies in Various Settings 81.4 100 81.8 0 20 40 60 80 100 9-month PFS Rate DCR ORR 1. 2024 IASLC World Conference on Lung Cancer Annual Meeting 2. 2024 European Society of Medical Oncology Annual Meeting Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China’s National Medical Products Administration (NMPA). Data generated and analyzed by Akeso. Perioperative Resectable NSCLC1 Ivo + Chemo n=49 No TRAEs led to cancelled / delayed surgery or wound healing complications. Overall rate of Serious TRAEs was 2% % (n=39) (n=39) mFU: 8.9 mos. 1L MSS Colorectal Cancer (CRC)2 Ivo + Chemo n=22 No TRAEs led to discontinuation. Overall rate of Serious TRAEs was 22.7% % mFU: 9.0 mos. Summit Confidential & Proprietary Information Do Not Copy or Distribute Presentation Summit Therapeutics JPM 2025 Presentation January 2025 25

Akeso Sponsored Phase II Studies Conducted in China Promising Phase II Data: CRC, TNBC, HNSCC, Early- Stage NSCLC Abbreviations: TNBC, triple-negative breast cancer; R/M, recurrent / metastatic; HNSCC, head and neck squamous cell carcinoma; NSCLC, non small cell lung cancer; TRAEs, treatment-related adverse events; DCR, disease control rate; PFS, progression free survival; ORR, overall response rate; Ivo, ivonescimab; Chemo, chemotherapy; PD-L1, programmed cell death-ligand; EFS, event free survival; CPS, combined positive score; mFU, median follow-up time; mos, months. Note: AK117 is Akeso’s proprietary anti-CD47 (cluster of differentiation 47) antibody that is not approved by any regulatory authority and for which Summit does not have any license or ownership rights. 90 60 0 20 40 60 80 DCR ORR 66.7 83.3 100 83.3 59.8 71.2 100 79.3 0 20 40 60 80 100 9-month PFS Rate 6-month PFS Rate DCR ORR 1. 2024 European Society of Medical Oncology Annual Meeting 2. 2024 San Antonio Breast Cancer Symposium Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China’s National Medical Products Administration (NMPA). Data generated and analyzed by Akeso. 1L PD-L1 Positive R/M Head and Neck (HNSCC)1 Ivo + CD47 (AK117) n=20mos 7.1 0 2 4 6 Median PFS % % No TRAEs led to discontinuation. Overall rate of Serious TRAEs was 5% mFU: 4.1 mos. 1L Triple Negative Breast Cancer (TNBC)2 Ivo + Chemo CPS <10% (n=29) Ivo + Chemo CPS ≥10% (n=6) No TRAEs led to discontinuation. Overall rate of Serious TRAEs was 25% % mFU: 11.8 mos. Summit Confidential & Proprietary Information Do Not Copy or Distribute Presentation Summit Therapeutics JPM 2025 Presentation January 2025 26 Ivonescimab in Phase II Studies in Various Settings

Summit therapeutics Global

Ivonescimab Catalysts in 2025-2026

Akesobio China

HARMONi

First Global Clinical Trial Results in Mid-2025

Expanding our Global Clinical Development Plan[2]

Way Beyond NSCLC

Investigator Sponsored Trials Activating[3]

NSCLC and Way Beyond



HARMONi-6

Enrollment Completion[1]

Clinical Trial Data Readouts

NSCLC and Way Beyond

Initiation of Additional Phase III Clinical Trials[4]

NSCLC and Way Beyond

27

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Summit Therapeutics JPM 2025 Presentation
January 2025

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China's National Medical Products Administration (NMPA).

References: 1. HARMONI-6 (AK112-306) enrollment expected to be completed by the end of 2024 or shortly thereafter per Akeso 2024 Interim Corporate Deck (https://www.akesobio.com/media/2297/2024-interim-corporate-deck.pdf, accessed January 11, 2025). 2. Summit Therapeutics Inc Form 10-Q for the period ended September 30, 2024, filed October 30, 2024, page 28. 3. https://clinicaltrials.gov/search?term=ivonescimab, Accessed January 12, 2025. 4. Akeso published the record for AK112-308 in first-line locally advanced or metastatic triple negative breast cancer on clinicaltrials.gov (https://clinicaltrials.gov/study/NCT06767527; Accessed January 12, 2025) indicating a study start date of January 2025. This is in addition to the planned Phase III study in first line pancreatic cancer referenced in Akeso's 2024 Interim Report (akesobio.com; accessed January 12, 2025).

Ivonescimab Opportunity
Goes *Beyond* Checkpoint Inhibitors (CPI)



Glioblastoma
Cutaneous Squamous Cell Carcinoma
Nasopharyngeal Carcinoma
Basal Cell Carcinoma
Merkel Cell Carcinoma
Classic Hodgkin Lymphoma
Head & Neck Squamous Cell Cancer
Esophageal Cancer
Thyroid Cancer
Primary Mediastinal Large B-Cell Lymphoma
Malignant Pleural Mesothelioma
Small Cell Lung Cancer
Triple-Negative Breast Cancer
Non-Small Cell Lung Cancer
Gastroesophageal Junction Cancer
Renal Cell Carcinoma
Biliary Tract Carcinoma
Gastric Cancer
Pancreatic Cancer
Hepatocellular Carcinoma
Melanoma
Gastrointestinal stromal tumor
Primary Peritoneal Cancer
MSI-H or dMMR Colorectal Cancer
MSS or pMMR Colorectal Cancer
Ovarian Cancer
Urothelial Carcinoma
Endometrial Carcinoma
Fallopian Tube
MSI-H or dMMR Endometrial Carcinoma
Cervical Cancer
Soft Tissue Sarcoma

$90B+ 2028 Estimated *CPI* TAM[2]

$20B+ NSCLC *CPI* TAM[2,3]

50+ Approved Indications for PD-(L)1 & VEGF Therapies[1]

- Approved Anti-VEGF Therapies
- Approved Anti PD-(L)1 Therapies
- Approved Anti PD-(L)1 & Anti-VEGF Therapies

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China's National Medical Products Administration (NMPA).

1. Data from cancer.gov updated 2024 2. IQVIA MIDAS Disease, Dec 2023; IQVIA Institute Apr 2024. 3. TD Cowen; Investors Guide to Immuno-Oncology; Sept 6, 2023; Abbreviations: PD-(L)1, programmed cell death-(ligand) 1; PD-1, programmed cell death protein 1; VEGF, vascular endothelial growth factor; TAM, Total Addressable Market; Ph, phase; Ivo, ivonescimab.; CPI, checkpoint inhibitor

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Summit Confidential & Proprietary Information
Do Not Copy or Distribute Presentation
Summit Therapeutics JPM 2025 Presentation
January 2025